UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 1, 2006

                                   SWANK, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-5354                    04-1886990
          --------                     ------                    ----------
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)               File No.)              Identification No.)


          90 Park Avenue
          New York, New York                                        10016
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(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (212) 867-2600


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.

            Swank, Inc. (the "Company") issued an aggregate of 75,000 shares of its common stock, $0.10 par value per share ("Common Stock"), on February 1, 2005 upon the exercise of a stock option previously granted. The Company received an aggregate of $12,750 in cash from the optionees in payment of the exercise price for the issued shares.

            The Company is relying on an exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the "Securities
Act"), in connection with the issuance of the shares of Common Stock. The optionee has represented, warranted and agreed, among other things, that the shares of Common Stock issued upon the exercise of the applicable options have been acquired for its own account, for investment only and not with a view to the resale or distribution thereof; and understands that the shares of Common Stock must be held indefinitely unless the sale or other transfer thereof is subsequently registered under the Securities Act or an exemption from such registration is available at that time. The optionee has also represented that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the shares of Common Stock; is able to bear the economic risks of the investment in the shares of Common Stock; is able to hold the shares of Common Stock for an indefinite period of time and has a sufficient net worth to sustain a loss of the investment in the shares of Common Stock in the event any loss should occur; and has had access to and received such documents and information concerning the Company as has been requested. A Securities Act restrictive legend has been placed on any certificate representing the shares of Common Stock and stop transfer instructions will be placed on any such certificates as may be necessary or appropriate to, among other things, prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired. Not Applicable.

         (b) Pro Forma Financial Information. Not Applicable.

         (c) Exhibits. Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 6, 2006                   SWANK, INC.


                                            By: /s/ Jerold R. Kassner
                                                --------------------------------
                                                Jerold R. Kassner, Senior
                                                Vice President and Chief
                                                Financial Officer